1 Don Blankenship, Chairman and CEO Lehman Brothers 2007 CEO Energy Conference New York September 6, 2007 Exhibit 99.1

FORWARD-LOOKING STATEMENTS: certain statements in
this presentation are forward-looking as defined by the
Private Securities Litigation Reform Act of 1995.  Due to
known and unknown risks, the company’s actual results
may differ materially from its expectations or projections.
Factors potentially contributing to such differences are
described in further detail at the conclusion of this
presentation and in the company’s annual reports on form
10-K and quarterly reports on form 10-Q.
Safe Harbor Statement

3 Industry in Transition A Time of Opportunity for Massey

Massey Energy Company
Massey has an extraordinary strategic
opportunity for its shareholders
heading into the next three years
•Industry in transition and full of opportunities
•Proven record of capitalizing on industry cycles
•Unprecedented existing competitive advantages
•Free cash flow and liquidity to invest in expansion

Our View of Steam Coal Market
• CAPP utility inventories 24% higher than typical*
• 4% CAPP production decline year-to-date 2007 versus
2006 yet utility inventories have continued growing*
• Scrubber installations projected to reduce demand for
CAPP utility coal up to 33 million tons by 2010 (from 155
mm tons to 122 mm tons)*
• Portion of unsold industry production will be driven out of the market by 2010
* Source:  Energy Ventures Analysis

6 Massey Unpriced Steam Sales* * As of 7/27/07. Total tons sold in 2008 to 2010 based on first half 2007 sales, annualized 0 2 23 0 5 10 15 20 25 2008 2009 2010

Strong Metallurgical Coal Market
• Increasing global steel demand
• 18.5 mm tons of potential new high vol. metallurgical
coal demand planned in Atlantic Basin
• Limited Australia coal supply growth
• Weak U.S. dollar favors CAPP coal
• High ocean freight rates favor all U.S. exports

Strong Metallurgical Coal Market (cont.)
• 32% of Massey’s revenues from metallurgical coal
• Massey represents more than one-quarter of the U.S.
high vol. metallurgical coal market
• Massey positioned for upside metallurgical coal pricing
[about two-thirds of projected 2008 & 2009 metallurgical
coal production is unpriced*]
• Massey plans to expand its investment in metallurgical
coal mines
*as of 7/26/07

Meeting Judicial Challenge - Judge Chambers
• Environmental litigants are attempting to use stretched
interpretations of the Clean Water Act to obstruct surface mining
• Massey’s exposure to permitting uncertainty is manageable and less than its Central Appalachian competitors
• Vast and diverse reserve base
• Can alter surface permits to utilize highwall miners
• Idle fill capacity can be reactivated
• Massey has 100 million surface tons already permitted

Meeting Regulatory Challenges - EPA
• EPA filed suit over water samples going back over 6 years ago
• The samples demonstrate a compliance rate better than
comparable peers and better than the 99% rate originally
expected by regulators
• Discussions to settle the case continue
• Third party consultant estimated Massey liabilities to be in the range of $1.5 to $7.0 million

Meeting Regulatory Challenges - Safety
• Safety regulations are in a continuous state of flux
• Underground mining costs are increasing
• Utah mining accident will maintain political pressure to
‘do something’
• Regulatory and permitting burdens may lead to fewer
small producers in Central Appalachia
• Massey will deal with the laws but, most importantly,
continue to protect its miners

1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007YTD

0.00
2.00
4.00
6.00
8.00
10.00
12.00
Industry
Massey
*Non-Fatal Days Lost per 200,000 hours worked. 2007
YTD for first 6 months
Massey’s “Safety First” Program Works
Massey vs. Industry NFDL* History

1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007 YTD

Massey Safety Record - Underground
*Non-fatal days lost
Massey vs. Industry Underground NFDL* History
*Non-Fatal Days Lost per 200,000 hours worked. 2007 YTD for first 6 months
0.00
2.00
4.00
6.00
8.00
10.00
12.00
Industry
Massey

Massey’s “Safety First” Program Works
• Massey operations have recently won safety awards
– Elk Run Castle Mine
– Elk Run Black Knight 2
– Independence Coal Company Justice 1
– Marfork Prep Plant
–
Charles Roach
– Mine Foreman: Co-Safety Leader of the
Year 2006
– Massey West Virginia Mine Rescue Team

Labor & Productivity Challenges
• Coal market correction has reduced overheated
competition for experienced labor
• Reduced voluntary turnover expected to translate over
time to a recovery in productivity
• Reduced emphasis on longwall mining
• Increased emphasis on metallurgical room and pillar
mining

Employee
Turnover %
Productivity*
2000
2001
2002
2003
2004
2005
2006
H1 2007

16 Voluntary Turnover vs. Underground Productivity* * Productivity measured as feet per shift for Massey underground mines.

17 Track Record of Growth “Against the Grain”

Key Historical Events – 1980 to 2000
• 1978-1980 Developed first large non-union mines in Boone and
Mingo Counties, WV
• Sued UMWA in the early 1980’s when they responded with
violence and property destruction
• 1984-1985 Withstood violent UMWA labor strike to obtain a
contract which allowed for growth
• Sued WV Governor in 1989 to get enforcement of the trespass laws during a labor dispute
• Invested in metallurgical reserves and operations in the face of projected declining market

19 The Result of “Decisions Against the Grain” Massey grew and flourished while competitors who accepted the “status quo” exited Central Appalachia or went into bankruptcy

Growth while Competitors Struggle
Note: Projection based on Energy Ventures Analysis CAPP forecast and assumed
Massey internal growth to 52 million tons by 2012
SOURCE: Energy Ventures Analysis
Massey Production
(mm tons)
CAPP Non-Massey Production
(mm tons)
100
150
200
250
300
1987 1992 1997 2002 2007E 2012E
Historical
Projected
0
10

30
40
50
60
1987 1992 1997 2002 2007E 2012E
Historical
Projected

Competitor Bankruptcies
Cook Brothers 2003
James River Coal 2003
Pen Coal 2002
Pittston * 2002
AEI/Horizon 2002
Lodestar 2001
Quaker Coal 2000
Island Creek * 1993
Westmoreland 1994 & 1996
* Sold under financial distress

Reserve Tons (millions)
Average NYMEX price ($/ton)

-
500
1,000
1,500
2,000
2,500
87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07E
$20
$25
$30
$35
$40
$45
$50
$55
$60
Massey Reserves
Average Coal Price (real 2006$)
Growth ‘Against the Grain’
Note: Average Coal Price for NYMEX quality Central Appalachian coal, 12,500 Btu/ 1% Sulfur
SOURCE: Energy Ventures Analysis

Shareholder Value Creation
Massey has created long-term value for its shareholders by
making investments “Against the Grain”
• Big Creek
• Performance
• Bethlehem reserves (Marfork)
• Mammoth
• Starfire
• Delbarton
• Nicholas

Massey Approach to External Issues
• Advocate ‘real and meaningful’ safety and environmental
changes
• Work to improve the economic and business climate of
Central Appalachia
• Educate public on true “cost/benefit” of energy from coal
• Invest through the bottom of coal price cycle

25 Investment Advantages

Massey Energy Company
• The leading coal producer in Central Appalachia
– 92 years of uninterrupted business
• 2 billion tons of coal reserves
– 3 times that of nearest regional competitor
• Strong and growing market share
– 2 times that of nearest regional competitor
• Abundant growth opportunities
– Numerous times that of nearest regional competitor

Central Appalachian Advantage
$5 per ton or more freight
advantaged to
Southeastern U.S. markets
– with increasing rail rates
Transportation advantaged
to Atlantic basin export
markets
Some of the highest quality
metallurgical coals in the
world
•
Massey Utility
Customers

Product Diversity and Mix
100% 43% 62% 38%
2,273 mm 970 mm 1,412 mm 861 mm
Total Compliance -1% Sulfur + 1% Sulfur
Reserve tons as of 12/31/06
32% Metallurgical
10% Industrial
59% Utility
First Half 2007 Produced Coal Revenue

Massey
Magnum
CONSOL*
Alpha
Arch
Peabody**
TECO Coal
James River
ICG
Foundation

Central Appalachian Reserves
* CONSOL pro forma for AMVEST acquisition
** Peabody reserves are as of 12/31/2005
SOURCE: Company Financials and websites
12/31/2006 Central Appalachian Reserves (mm tons)
2,183
629
624
456
402
338
274
233
211
197
-
500
1,000
1,500
2,000
2,500

50 Years of Reserves
What does this mean for Massey Energy?
• Cost & margin advantage on current production
• Organic growth opportunities - 235 mm tons that can
easily be put into production with relatively small capital
investment
•
Reserve control is the key to consolidate region and
expand market share

Regional Cost & Margin Advantage
Over the long-term, Massey expects to record higher per ton
margins due to our cost advantage and metallurgical
production
Higher proportion of metallurgical sales Revenue Advantage:
Premium reserves
Lower royalties
Best practices
Equipment/infrastructure/scale
Lower legacy liability expense
Cost Advantage:

Investment in Process Improvement
Massey creates value by investing in process and productivity improvements
• Slopes for quicker access to mine face
• Belting to reduce trucks on the road
• Higher capacity preparation facilities
• Bigger and better maintained equipment
• Extensive best practices documentation and training

Operating Cost Advantage
$0.50 Preparation Plant Scale & Efficiency
$1.00 Less Trucking
$1.00 Lower Royalty Rates
$6.00 Estimated Operating Cost Advantage
$3.50 Reserve Mineability
Massey Central Appalachian Cost Advantage ($/ton)*
* Massey estimates of advantage versus Central Appalachian marginal coal producer

Low Legacy Liabilities
2006 Legacy Liabilities* ($ millions)
* Legacy Liabilities includes reclamation, black lung, workers compensation, pension, retiree medical and Rockefeller obligations
SOURCE:  Company financial statements
$2,293
$771
$425
$337
$141 $136
$123
$3,476
$0
$1,000
$2,000
$3,000
$4,000
Consol Peabody Foundation Massey Arch ICG Alpha James
River

35 Corporate Responsibility • Environment • Employee obligations • Governmental regulations • Local community involvement

Strong Liquidity
$ In Millions
$322 June 30, 2007 Cash
$436
$114
Available Liquidity (6/30/07)
Credit Facility Availability
• Liquidity in a credit nervous market
• Financial strength to acquire distressed competitors
• Capital to develop reserve base

First Six Months 2007 Pre-tax Free Cash Flow*
$ in millions
* Pre-tax Free Cash Flow excludes changes in working capital.  Based on EBT, less gain on swaps, less Capital
Expenditures. Capital Expenditures includes ½ of annual Federal Lease Payments and asset acquisitions.
SOURCE: Company financial statements
$60
$46
$45
($21)
($25)
($85)
($70)
($100)
($80)
($60)
($40)
($20)
$0
$20
$40
$60
$80
Massey Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

Enterprise Value vs. LTM EBITDA*
* Enterprise Value equals market value of equity as of 8/31/07, plus net debt.  Last Twelve Months as of 6/30/07.
SOURCE:  Bloomberg,
Company financial statements
16.5x
15.8x
14.5x
11.9x
7.7x
5.8x
7.4x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
18.0x
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Massey

39 Looking Ahead

Massey 5 Year Strategic Vision
• Massey controls 45% of Central Appalachian coal
reserves
• Massey has 30-40% of Central Appalachian coal
production
• Massey’s cost advantage in region increases another
$2 per ton
• Massey’s metallurgical production expanded

Massey Looking Ahead
• Grow while competitors shrink
– Acquire reserves and production from distressed competitors
– Develop low cost reserves from our portfolio
• Expand on our leading margins
– Recover our labor productivity
– Capture synergies from acquisitions
– Minimal reserve degradation while prices rise

Massey Looking Ahead
Note: Projection based on Energy Ventures Analysis Central Appalachian forecast and assumed
Massey 60 mm tons of annual reserve acquisitions
SOURCE: Energy Ventures Analysis, Company estimates
0
2000
4000
6000
8000
10000
12000
87 92 97 02 07E 12E 17E
Other CA Coal Reserves
Massey Coal Reserves (% of total)
Assume Massey acquires 60mm tons per year
7%
10%
36% 31%
21%
45% 55%

Massey Reserve Strength
729 mm tons with mineability equal to or better than what
we are mining today
•
400 mm tons underground with average clean tons/ft 2.62
•
329 mm tons surface with yards/ton ratio 15.10
•
185 mm tons metallurgical & 544 mm tons steam
“Our largest competitor’s total reserve base is only about
629 mm tons in Central Appalachia"

Growth Potential
All the necessary components are available to be Central
Appalachia consolidator:
• Capital
• Low-cost reserves
• Infrastructure
• Labor
• Acquisition opportunities
• 2008 & 2009 sold steam coal position

45 Acquisition Opportunities Central Appalachian Coal Production - 2006 SOURCE: Energy Ventures Analysis, Company Financials 8% 8% 8% 5% 5% 4% 4% 4% 3% 16% 32% 4% Massey Misc. small producers

46 Acquisition Opportunities Projected Central Appalachian Coal Production - 2012 SOURCE: Energy Ventures Analysis, Company estimates 35% Massey - Projected Other producers

Massey’s Operating Principles
• Be the safest coal mining company
• Be the most environmentally responsible coal company
• Honor our commitments to members
• Be forthright and truthful regarding external challenges
• Increase market share
• Reinvest majority of cash flow in internal growth
• Acquire others at the right value
• Provide strong and sustainable returns to shareholders

Disclaimer
FORWARD-LOOKING STATEMENTS: certain statements in this presentation are forward-looking as defined by the private securities litigation reform act of 1995.  Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the company’s control. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections. Factors potentially contributing to such differences include, among others: market demand for coal, electricity and steel which could adversely affect the company’s operating results and cash flows; Future economic or capital market conditions; Deregulation of the electric utility industry;
Competition in coal markets; Inherent risks of coal mining beyond the company’s control, including weather and geologic conditions; The company’s ability to expand mining capacity; The company’s production capabilities; The company’s plan and objectives for future operations and expansion or consolidation; Failure to receive anticipated new contracts; Customer cancellations of, or breaches to, existing contracts; Customer delays or defaults in making payments; The company’s ability to manage production costs; The company’s ability to timely obtain necessary supplies and equipment; The company’s ability to attract, train and retain a skilled workforce; Fluctuations in the demand for, price and availability of, coal due to labor and transportation costs and disruptions, governmental policies and regulatory actions, legal and administrative proceedings, settlements, investigations and claims, foreign currency changes and other factors; And greater than expected environmental and safety regulation, costs and liabilities. The forward-looking statements are also based on various operating assumptions regarding, among other things, overhead costs and employment levels that may not be realized. While most risks affect only future costs or revenues anticipated by the company, some risks might relate to accruals that have already been reflected in earnings. The company’s failure to receive payments of accrued amounts could result in a charge against future earnings. Information concerning those factors is available in the company’s annual reports on form 10-K and quarterly reports on form 10-Q.
Included in this presentation is the non-GAAP measure, EBITDA. "EBITDA" is defined as Income before interest and taxes (a GAAP measure) before deducting Depreciation, depletion, and amortization.  Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles, management believes that it is useful to an investor in evaluating Massey Energy because it is widely used in the coal industry as a measure to evaluate a company's operating performance before debt expense and as a measure of its cash flow.  EBITDA does not purport to represent operating income, net income or cash generated by operating activities and should not be considered in isolation or as a substitute for measures of performance calculated in accordance with generally accepted accounting principles.  In addition, because EBITDA is not calculated identically by all companies, the presentation here may not be comparable to other similarly titled measures of other companies. A reconciliation of EBITDA to Income before interest and taxes can be found in the company’s annual reports on form 10-K and quarterly reports on form 10-Q.

Disclaimer (continued)
Included in this presentation is the non-GAAP measure, Pre-tax free cash flow. “Pre-tax free cash flow" is calculated as
Income before taxes less the sum of Capital expenditures and Gain on reserve exchange. Although Pre-tax free cash flow is not a measure of performance calculated in accordance with generally accepted accounting principles, management believes that it is useful to an investor in evaluating Massey because it provides a measure of the cash that the company has available for debt repayments and dividends. Pre-tax free cash flow should not be considered in isolation or as a substitute for measures of performance in accordance with generally accepted accounting principles.

50 Doing the Right Thing…with Energy